Contingent assets and liabilities, other contractual obligations and collateral provided	12 Months Ended
Dec. 31, 2021
Contingent assets and liabilities, other contractual obligations and collateral provided
Contingent assets and liabilities, other contractual obligations and collateral provided

Note 29 - Contingent assets and liabilities, other contractual obligations and collateral provided

   Accounting policies

Contingent assets and liabilities are disclosed, unless the possibility of an inflow or outflow of resources embodying economic benefits is virtually certain.

Contingent assets include potential future milestone payments. Contingent liabilities and other contrac-tual obligations include contractual obligations related to agreements in development projects such as contract research organizations (CROs), milestone payments and lease commitments.

Contingent Assets

At December 31, 2021, Zealand is still eligible for a payment from Sanofi of up to USD 10.0 million, of which USD 10.0 million is expected in 2022. However, it is Management’s opinion that the amount of any payment cannot be determined on a sufficiently reliable basis, and therefore have not recognized an asset in the statement of financial position of the Group.

Contingent liabilities and Contractual obligations

At December 31, 2021, total contractual obligations related to agreements for development projects, including CROs, amounted to DKK 317.4 million (DKK 184.4 million for 2022 and DKK 133.0 million for the years 2023 up to and including 2025).

Zealand may be required to pay future development, regulatory and commercial milestones related to the acquisition of Encycle Therapeutics. Refer to note 13.

Collateral provided

The Group has provided floating charge collateral with all assets which can be collaterised including shares in subsidiaries.